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                                                                    Exhibit 1.1

2,400,000 Units

                              RADYNE COMSTREAM INC.

                                 2,400,000 UNITS
                             EACH UNIT CONSISTING OF
                          ONE SHARE OF COMMON STOCK AND
                       ONE REDEEMABLE COMMON STOCK WARRANT
                             UNDERWRITING AGREEMENT

                                                               FEBRUARY __, 2000

HD Brous & Co., Inc.
As Representative of the Several
   Underwriters referred to herein
40 Cuttermill Road
Great Neck, New York  11021

Ladies and Gentlemen:

         Radyne ComStream Inc., a New York corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representative (the "Representative") an aggregate of 2,400,000 units (the "Units"), each Unit consisting of one share of Common Stock (the "Common Stock") and one redeemable common stock warrant (the "Warrant") (together, the "Firm Securities"). The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell, at the Underwriters' option, an aggregate of up to 360,000 additional units (the "Option Securities") as discussed more fully in Section 2 below. The Company further agrees to issue, upon the Closing Date as hereafter defined in Section 2, the Representative's Purchase Option more fully discussed in Section 4(o) below (the "Representative's Purchase Option"). Notwithstanding anything contained herein to the contrary, it is understood and agreed that the units will not be listed on the Nasdaq SmallCap Market, they will not trade as a unit, and no unit certificate will be delivered.

         The Representative has advised the Company that (a) it is authorized to enter into this Agreement on behalf of the several Underwriters; and (b) the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Securities set forth opposite their respective names in
Schedule I, plus their pro rata portion of the Option Securities if the Representative elects to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Securities, the Option Securities (to the extent the





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aforementioned option is exercised), the shares of Common Stock issuable upon exercise of the Warrants, the Representative's Purchase Option and the shares of Common Stock issuable upon exercise of the Representative's Purchase Option are herein collectively called the "Securities."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and agrees as follows:

            (a) FILING OF REGISTRATION STATEMENT. A registration statement on Form S-2 (File No. 333-90731) with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. Copies of such registration statement, including any pre-effective and post-effective amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Representative. Such registration statement, herein referred to as the "Registration Statement," after effectiveness and upon filing of the Prospectus referred to below with the Commission, if required, shall be deemed to include all information incorporated therein by reference and omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below and also any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations with respect to the Securities (a "Rule 462(b) Registration Statement"). The Registration Statement has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Company with the Commission pursuant to Rule 424(b) (or if no such filing is required, the form of final prospectus included in the Registration Statement on the effective date) and Rule 430A is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

            (b) ORGANIZATION AND QUALIFICATION. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company and each of its subsidiaries has full corporate power and authority to conduct all activities that each of them conducts, to own or lease their respective properties, and to conduct their respective businesses as described in the Registration Statement and Prospectus. The Company and each of its subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of their respective businesses requires such qualification, except where the failure to qualify would not have a material adverse effect upon the business or property of the Company and its subsidiaries, considered as a whole. Complete and correct copies of the Certificate of Incorporation and Bylaws of the Company, and all amendments thereto, have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or the Option Closing Date, as hereinafter defined.

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            (c) SUBSIDIARIES. The Company's only subsidiaries are those listed on Schedule II hereto (the "Subsidiaries"). Complete and correct copies of the Certificate of Incorporation and Bylaws of each of the Subsidiaries, and all amendments thereto, have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or Option Closing Date. The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned of record and beneficially by the Company or one of the Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims and there are no outstanding options, warrants, or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in any Subsidiary. Except for the Subsidiaries, neither the Company nor any of the Subsidiaries controls, directly or indirectly, or has any direct or indirect interest or investment in any corporation, firm, partnership, association, limited liability company, business trust or other business organization, or owns any shares of stock or any other securities of any other corporation, firm, partnership, association, limited liability company, business trust or other business organization (other than bank certificates of deposit, shares or units of interest in "money market" funds, or as set forth in the Prospectus). Except as otherwise disclosed in the Registration Statement, neither the Company nor any of the Subsidiaries has made any loans (other than advances to employees in the ordinary course of business, none of which are material) to or guaranteed any obligations of, any other corporation, firm, partnership, association, limited liability company, business trust or other business organization.

            (d) CAPITALIZATION AND LEGALITY OF SECURITIES. The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws; all of the Securities to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable; no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof; no stockholder of the Company has any right pursuant to any agreement which has not been waived or honored to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated herein except as disclosed in the Registration Statement; and all necessary and proper corporate proceedings, including the reservation of a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants and the Representative's Purchase Option, have been taken to validly authorize the issuance and sale of such Securities and no further approval or authority of the stockholders or the Board of Directors of the Company is required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

            (e) DESCRIPTION OF SECURITIES; RIGHTS TO ACQUIRE SHARES. The Securities conform with the statements concerning them in the Registration Statement in all material respects. Except as specifically disclosed in the Registration Statement and the consolidated financial statements of the Company and the related notes thereto, as of the respective dates therein indicated, the Company does not have outstanding any options or warrants to purchase, any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations

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convertible into, or any contracts or commitments to issue or sell shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The descriptions of the Company's stock option and other stock-based plans, and of the options or other rights granted and exercised thereunder, as set forth in the Prospectus, are accurate summaries and fairly present the information required to be shown with respect to such plans and rights in all material respects. The Company and its affiliates are not currently offering any securities other than the Securities except as described in the Registration Statement.

            (f) USE AND ACCURACY OF REGISTRATION STATEMENT, PRELIMINARY PROSPECTUSES, AND PROSPECTUS. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Securities nor instituted or, to the best knowledge of the Company, threatened or contemplated instituting proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements that are required to be stated or incorporated by reference therein by the Act and the Rules and Regulations and in all respects conform or will conform, as the case may be, to the requirements of the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in the preparation thereof. It is agreed that, except for the information on pages 58 and 59 of the Prospectus relating to determination of the public offering price of the Units and lack of assurance that an active trading market will develop for any of the Securities, the information set forth under the heading "Underwriting" in the Prospectus shall be deemed to be the only written information furnished to the Company by the Underwriters specifically for use in the preparation thereof.

            (g) FINANCIAL STATEMENTS. The consolidated financial statements of the Company, together with related notes and schedules, as set forth in or incorporated by reference into the Registration Statement or the Prospectus present fairly in all material respects the financial position and the results of operations and cash flows of the Company and its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements, schedules, and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and statistical data and schedules included in or incorporated by reference into the Registration Statement or the Prospectus present fairly the information shown or incorporated by reference therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required to be included in or incorporated by reference into the Registration Statement.

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            (h) LITIGATION. There is no action, suit, investigation or proceeding pending or, to the best knowledge of the Company, after due inquiry, threatened against the Company or its Subsidiaries or any of their respective officers in their capacity as such, before any arbitrator, court or regulatory, governmental or administrative agency, authority or body that might result in a material adverse change in the business, assets or condition of the Company and its Subsidiaries, considered as a whole, except as set forth in the Registration Statement. Neither the Company nor any of its Subsidiaries is subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency, or other governmental body or arbitral forum that might result in a material adverse change in the business, assets or condition of the Company or its Subsidiaries.

            (i) TITLE TO PROPERTY. The Company and each of its Subsidiaries has good and marketable title to, and valid and enforceable leasehold estates in, all items of property described in the Registration Statement or Prospectus as owned or leased, as the case may be, by each of them or that are material to the conduct of the Company's and its Subsidiaries' respective businesses, considered as a whole, free and clear of all liens, encumbrances, claims, security interests, and other restrictions, other than those described in the Prospectus and those that, individually or in the aggregate, would not have a material adverse effect on the Company and its Subsidiaries, considered as a whole. The leases, licenses or other contracts or instruments under which the Company and each of its Subsidiaries leases, holds or is entitled to use any property, real or personal, are valid, subsisting, and enforceable with only such exceptions as are not material and do not interfere with the use of such property made, or proposed to be made, by the Company or its Subsidiaries, and all rentals, royalties or other payments accruing thereunder that became due prior to the date of this Agreement have been duly paid, and neither the Company nor its Subsidiaries nor, to the best of the Company's knowledge, any other party is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to the Company's or its Subsidiaries' owned or leased properties except any such violation that would not have a material adverse effect on the Company or its Subsidiaries.

            (j) TAXES. The Company and each of its Subsidiaries has filed all federal, state, local, and foreign income tax returns that have been required to be filed and have paid all taxes indicated by said returns and each has paid all tax assessments received by it. There is no income, sales, use, transfer or other tax deficiency or assessment that has been or might reasonably be expected to be asserted or threatened against the Company or any of its Subsidiaries which might result in a material adverse change in the business or condition of the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have paid all sales, use, transfer and other taxes applicable to it and its business and operations.

            (k) NO MATERIAL CHANGE. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, and except as set forth or contemplated in the Prospectus (i) there has not been and will not have been any material adverse change or any development involving the likelihood of a future material adverse change in or affecting the condition, financial or otherwise, of the

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Company and its Subsidiaries or the earnings, business affairs, management, or business prospects of the Company and its Subsidiaries, considered as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been and, as of the Closing Date and the Option Closing Date, as the case may be, there will not have been any material transaction entered into by the Company or any of its Subsidiaries, other than transactions in the ordinary course of business or transactions specifically described in the Registration Statement and Prospectus as it may be amended or supplemented, (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its businesses or properties from strike, fire, flood, windstorm, accident or other calamity, (iv) neither the Company nor any of its Subsidiaries has paid and none of them will have paid or declared any dividends or other distribution with respect to the Company's capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal of or interest on any outstanding debt obligations, and (v) there has not been and, as of the Closing Date and the Option Closing Date, as the case may be, there will not have been any change in the capital stock (other than the sale of the Securities or the exercise of outstanding stock options or warrants as described in the Registration Statement) or material increase in indebtedness of the Company and its Subsidiaries, considered as a whole. The Company and its Subsidiaries, considered as a whole, do not have any material contingent obligation that is not disclosed in the Registration Statement and Prospectus (or contained or incorporated by reference in the financial statements or related notes thereto), as such may be amended or supplemented.

            (l) COMPLIANCE WITH CORPORATE DOCUMENTS AND CONTRACTS. Neither the Company nor any of its Subsidiaries is in violation or default under any provision of its respective Certificate of Incorporation or Bylaws or except as disclosed in the Prospectus, any of its material agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds of trust, indentures or other instruments or obligations to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound or may be affected (collectively, "Contracts").

            (m) AUTHORIZATION OF AGREEMENTS. The Company has the legal right, corporate power, and authority to enter into this Agreement, the Warrant Agreement with respect to the Warrants (the "Warrant Agreement"), and the Representative's Purchase Option and to perform the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed, and delivered by the Company and is legally binding upon and enforceable against the Company in accordance with its terms. Each of the Warrant Agreement and the Representative's Purchase Option has been duly authorized and, when executed and delivered by the Company, will be legally binding upon and enforceable against the Company in accordance with its terms. The execution, delivery, and performance of this Agreement, the Warrant Agreement, and the Representative's Purchase Option and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected, except where such breach, violation or default would not have a material adverse effect on the business or financial condition of the Company or any of its Subsidiaries, or violate any of the provisions of the Certificate of Incorporation or

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Bylaws of the Company or any of its Subsidiaries, or violate any order, judgment, statute, rule or regulation applicable to the Company or any of its Subsidiaries of any court or of any regulatory, administrative or governmental body or agency or arbitral forum having jurisdiction over the Company or its Subsidiaries or any of their respective properties.

            (n) APPROVALS AND CONSENTS. Each approval, registration, qualification, license, permit, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or agency necessary in connection with the execution and delivery by the Company of this Agreement, the Warrant Agreement, and the Representative's Purchase Option and the consummation of the transactions herein or therein contemplated (except such additional actions as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or as may be necessary to qualify the Securities for public offering under state securities or Blue Sky laws) has been obtained or made and each is in full force and effect.

            (o) INTELLECTUAL PROPERTIES. The Company and its Subsidiaries own or possess adequate and sufficient rights by license agreement or otherwise to use and enjoy the full rights in and to all patents, patent rights, trade secrets, license or royalty arrangements, trademarks and trademark rights, service marks, trade names, copyrights, know-how or proprietary techniques or rights thereto of others, and governmental, regulatory or administrative authorizations, orders, permits, certificates and consents necessary for the conduct of the business of the Company as described in the Prospectus, including, without limitation, for each of the technologies described in the Prospectus. The Company is not aware of any pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company or any of its Subsidiaries is violating any patents, patent rights, copyrights, trademarks or trademark rights, inventions, service marks, trade names, licenses or royalty arrangements, trade secrets, know how or proprietary techniques or rights thereto of others, or governmental, regulatory or administrative authorizations, orders, permits, certificates and consents, which violation could result in a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries, considered as a whole. The Company is not aware, after due diligence, of any rights of third parties to, or any infringement of, any of the Company's or its Subsidiaries' patents, patent rights, trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques (including but not limited to the technologies described in the Prospectus) as well as processes and substances, or rights thereto of others, which could materially adversely affect the use thereof by the Company or any of its Subsidiaries and that would have a material adverse affect on the Company and its Subsidiaries, considered as a whole. The Company is not aware, after due diligence, of any pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any of such patents, patent rights, trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how, or proprietary techniques or rights thereto of others. The Company or one of the Subsidiaries possesses those patents that have been previously disclosed to the Representative in writing, and such patents have not expired or been declared invalid in a legal or administrative proceeding.

            (p) DESCRIPTION OF CONTRACTS. There are no Contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the

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Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required.

            (q) COMPLIANCE WITH LAW. The Company and each of the Subsidiaries is conducting its business in compliance with all applicable laws, rules, and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state, federal, and foreign environmental laws and regulations, except where the failure to so comply would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as a whole. The Company and each of the Subsidiaries possesses adequate certificates or permits issued by the appropriate federal, state, local, and foreign regulatory authorities necessary to conduct their respective businesses and to retain possession of their respective properties, except where the failure to so possess such certificates or permits would not have a material adverse effect on the business or financial condition of the Company or any of the Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice of any proceeding relating to the revocation or modification of any of these certificates or permits.

            (r) TRANSACTIONS WITH AFFILIATES. All transactions between the Company or one of the Subsidiaries, on the one hand, and the officers, directors, and affiliates of the Company and its Subsidiaries, on the other hand, have been accurately disclosed in the Prospectus, to the extent required to be disclosed in the Prospectus in accordance with the Act and the Rules and Regulations. Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries has outstanding any indebtedness to any officer, director, or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of 5% or more of the Company's Common Stock. As used in this Agreement, the term "affiliate" shall mean a person or entity controlling, controlled by or under common control with any specified person or entity, or having the ability to direct, directly or indirectly, the management or policies of the controlled person or entity, whether through the ownership of voting securities, by contract, positions of employment, family relationships, service as an officer, director or partner of the person or entity, or otherwise.

            (s) PROHIBITED PAYMENTS. Neither the Company nor any of its Subsidiaries, nor any of their respective directors or officers acting in any capacity on behalf of the Company or its Subsidiaries, nor, to the Company's knowledge after due inquiry, any of its or its Subsidiaries' foreign sales agents, directly or indirectly, has (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment or (v) failed to disclose any such contributions, gifts, or other payments in violation of applicable law.

            (t) INDEPENDENT ACCOUNTANTS. Each of KPMG LLP, Deloitte & Touche LLP, and Ernst & Young, LLP, who have certified the financial statements filed with the Commission as part of or incorporated by reference into the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

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            (u) INTERNAL ACCOUNTING CONTROLS. The Company and its Subsidiaries
maintain a system of internal accounting controls which, taken as a whole, is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as specifically disclosed in the Prospectus, neither the Company nor any of its Subsidiaries, nor any of their respective employees or agents has made any payment or transfer of any funds or assets of the Company and its Subsidiaries, conferred any personal benefit by the use of the assets of the Company and its Subsidiaries or received any funds, assets, or personal benefit in violation of any law, rule, or regulation, which is required to be stated in the Prospectus or necessary to make the statements therein not misleading.

            (v) INSURANCE. The Company maintains insurance of the types and in the amounts that it deems adequate for its business and which is customary for companies in its industry, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

            (w) LOCK-UP AGREEMENTS. Except for offers and sales of Common Stock in connection with stock option or other stock-based plans described in the Registration Statement or upon exercise of the Warrants, the Company has taken all appropriate steps reasonably necessary or appropriate to assure that no offering, sale or other disposition of any Common Stock of the Company or securities exercisable or convertible into Common Stock of the Company will be made for a period of six (6) months after the date of this Agreement, directly or indirectly, by the Company, or any of its affiliates, directors or executive officers set forth in Schedule III hereto, otherwise than hereunder or with the prior written consent of the Representative.

            (x) BOARD OF DIRECTORS. The Company's Board of Directors consists of those persons listed in the Prospectus. Except as disclosed in the Prospectus, none of such persons is employed by the Company nor is any of them affiliated with the Company, except for service on its Board of Directors.

            (y) ELIGIBILITY TO USE FORM S-2. The Company is eligible to use Form S-2 for the registration of the Securities.

            (z) DIRECTED OFFERS. Neither the Company, nor to its knowledge, after due and diligent inquiry, any person other than any Underwriter, has made any representation, promise or warranty, whether verbal or in writing, to anyone, whether an existing shareholder or not, that any of the Securities will be reserved for or directed to them during the proposed public offering.

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            (aa) STABILIZATION. Neither the Company nor any person that controls, is controlled by or is under common control with the Company has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security in order to facilitate the sale or resale of any of the Securities.

            (bb) UNAUTHORIZED ARRANGEMENTS. Except for Common Stock issued in connection with the exercise of options and except as otherwise disclosed in the Registration Statement, the Company has not, since the filing of the Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, its capital stock, or (ii) paid or agreed to pay to any person any compensation for soliciting another person to purchase any securities of the Company, except for the sale of Securities under this Agreement.

            (cc) FINDER OR BROKER. The Company has not retained or dealt with any broker or finder with respect to the transactions contemplated hereby, and the Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Securities. The Company will indemnify and hold harmless the Underwriters with respect to any claim for a finder's fee by any party claiming to be owed such fee based on contacts, conversations or arrangements with the Company.

            (dd) EMPLOYMENT AGREEMENTS. The employment agreements between the Company and its officers named under the caption "Management -- Employment Agreements" in the Prospectus are binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity, and public policy considerations. Except for such employment agreements, the Company does not have any employment, severance or similar agreement with any officers, directors or employees that are required to be disclosed in the Prospectus and are not so disclosed.

            (ee) CLASSIFICATION AS A "C" CORPORATION. The Company is classified as a "C" corporation with the Internal Revenue Service.

            (ff) NASD AFFILIATIONS. Except as previously disclosed in writing by the Company to the Representative or in the Registration Statement, no officer, director or stockholder of the Company has any NASD affiliation and the Company has no management or financial consulting agreement with any third party.

            (gg) COMPANY NOT AN INVESTMENT COMPANY. The Company is not, and upon receipt of the proceeds from the sale of the Securities will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (hh) OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date or the Option Closing Date, as the case may be, any offering material in connection with the offering and sale of the Securities other than the Registration

Statement, any Preliminary Prospectus, the Prospectus, and the other materials permitted by the Act.

            (ii) EXCHANGE ACT REGISTRATION AND NASDAQ LISTING. As of the Effective Date (as defined in Section 6(a)) each of the Common Stock and the Warrants have been or will be registered under Section 12(g) of the Exchange Act and have been or will be approved for listing and trading on The Nasdaq Stock Market Inc. ("Nasdaq") SmallCap Market.

         2. PURCHASE, SALE, AND DELIVERY OF THE SECURITIES.

            (a) PURCHASE AND SALE OF THE FIRM SECURITIES. On the basis of the representations, warranties, and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase on the Closing Date (as defined in Section 2(c)), at the gross price per Unit indicated in the Prospectus (the "Initial Price") less the Underwriters' discount of eight and three quarter percent (8 1/4%) of the Initial Price, the number of Firm Securities set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

            (b) PURCHASE AND SALE OF THE OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase the Option Securities at the Initial Price, less the Underwriters' discount of eight percent (8%) of the Initial Price.
The maximum number of Option Securities to be sold by the Company is equal to 360,000 Units, subject to adjustment as provided in Section 9. The option granted hereby may be exercised in whole or in part, but only once, and at any time upon written notice given within 45 days after the Effective Date by the Representative on behalf of the several Underwriters, to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the Option Securities are to be registered, and the time and date at which certificates therefor are to be delivered. The closing for the Option Securities shall occur no earlier than either the Closing Date or the second business day after the exercise of such option and no later than the tenth business day after the date of such exercise (such date being herein referred to as the "Option
Closing Date"). Except as otherwise agreed by the Underwriters in writing, the number of Option Securities to be purchased by each Underwriter shall be in the same proportion to the total number of Option Securities being purchased as the number of Firm Securities being purchased by such Underwriter bears to the total number of the Firm Securities, adjusted by the Representative in such manner as to avoid fractional shares. The option with respect to the Option Securities granted hereunder may be exercised solely to cover over-allotments in the sale of the Firm Securities by the Underwriters or to permit purchases by the Underwriters to the extent permitted by law. The Representative, on behalf of the several Underwriters, may cancel such option at any time, in whole or in part, prior to its expiration, by giving written notice of such cancellation to the Company.

            (c) PAYMENT FOR AND DELIVERY OF THE SECURITIES. Payment for the Firm Securities to be sold hereunder is to be made by certified or bank cashier's check(s) drawn to the order of the Company and payable in New York clearing house funds or similar next day funds, or by wire transfer of next day funds to an account specified in writing by the Company, against delivery of certificates for the Firm Securities to the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Greenberg Traurig, One East Camelback Road, Phoenix, Arizona 85012 at 10:00 a.m., Eastern time, on February __, 2000, or at such other time and date as the Representative shall designate, such time and date being herein referred to as the "Closing Date." As used herein, the term "business day" means a day on which the New York Stock Exchange, Inc. is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed. The certificates for the Firm Securities shall be in definitive form with engraved borders and will be delivered in such denominations and in such registrations as the Representative requests in writing not later than the two business days prior to the Closing Date, and will be made available for inspection by the Representative not later than 2:00 p.m., Eastern time, on the business day immediately preceding the Closing Date at the offices of Greenberg Traurig noted above. To the extent, if any, that the option described in Section 2(b) is exercised, payment for and delivery of the Option Securities shall be made on the Option Closing Date in the manner and at the times and places described above for the Closing Date with respect to the Firm Securities.

         3. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representative deems it advisable to do so. The Firm Securities are to be initially offered to the public at the Initial Price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Securities are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that the Representative will act on behalf of the Underwriters in the offering and sale of the Securities, in accordance with an Agreement Among Underwriters entered into by the Representative and the several other Underwriters on or prior to the date hereof. The Representative shall have the right to associate with other underwriters and dealers as it may determine and shall have the right to grant to such persons such concessions out of the underwriting discount to be received by the Underwriters as it may determine, under and pursuant to a Selected Dealers' Agreement.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

            (a) RULE 424(B) PROSPECTUS AND AMENDMENTS TO REGISTRATION STATEMENT. The Company shall (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

            (b) NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT AND STOP ORDERS. The Company shall advise the Representative promptly and shall confirm such advice in writing

(i) when the Registration Statement has become effective, (ii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or (iii) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company shall use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

            (c) BLUE SKY QUALIFICATIONS. The Company shall cooperate with the Representative in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representative may have designated in writing and shall make such applications, file such documents, furnish such information and take such other actions as may be required by federal or state securities laws or regulations (including, but not limited to, complying with any stock escrow requirements and appointing additional independent directors that have been disclosed to the Company by counsel for the Underwriters prior to the Company's execution of this Agreement) whether before, during or after the offering. The Company shall, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may request for distribution of the Securities.

            (d) FILINGS UNDER THE ACT AND EXCHANGE ACT. The Company shall file such registration statements and take such other action as may be necessary to register the Common Stock and the Warrants pursuant to Section 12(g) of the Exchange Act, such registration statement to become effective simultaneously with the effectiveness of the Registration Statement, and shall thereafter keep such registration effective. The Company shall file such amendments or supplements to the Registration Statement or such subsequent registration statements as may be necessary to maintain, at all times during the term of the Warrant Agreement, a current and effective registration statement covering the issuance of the shares of Common Stock upon exercise of the Warrants. The Company shall comply with the Act, the Rules and Regulations, the Exchange Act, the rules and regulations promulgated under the Exchange Act, the applicable rules and regulations of Nasdaq, and applicable state securities laws so as to permit the continuance of sales of and dealings in the Securities in compliance with applicable provisions of such laws, rules, and regulations, including the filing with the Commission and Nasdaq of all reports required to be so filed, and the Company will deliver to the holders of the Securities all reports required to be provided to such holders pursuant to such laws, rules, or regulations.

            (e) NASDAQ LISTING. The Company shall qualify the Securities, including the Common Stock and the Warrants, for trading on the Nasdaq SmallCap Market and shall use its best efforts to maintain such qualification for not less than five (5) years, unless the Securities are subsequently listed on the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange.

            (f) COPIES OF PROSPECTUSES AND REGISTRATION STATEMENT. The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may request. The Company will deliver to, or upon the order of, the Representative, during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may request. The Company will deliver to the Representative, at or before the Closing Date, five signed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith, and any information incorporated by reference therein, and will deliver to the Representative such number of copies of the Registration Statement, without exhibits, but including any information incorporated by reference, and of all amendments thereto, as the Representative may request.

            (g) COMPLIANCE WITH THE ACT AND THE EXCHANGE ACT. Within the time during which a Prospectus relating to the Securities is required to be delivered under the Act, the Company shall use its best efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as such acts may from time to time be hereafter amended, and by the rules and regulations promulgated under such acts, as from time to time in force to permit the continuance of sales of or dealings in the distribution of the Securities as contemplated by the provisions therein, in this Agreement, and in the Prospectus. If during such period any event as to which the Company has knowledge occurs as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act, the Company shall notify the Representative promptly and shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to comply with the Act or to correct such statement or omission or otherwise to effect such compliance, and will furnish without charge to the Representative as many copies of such amended or supplemented Prospectus as the Representative may from time to time reasonably request.

            (h) LISTING IN SECURITIES MANUAL; INVESTOR RELATIONS FIRM. The Company shall, as soon as practicable after the Closing Date, use its reasonable best efforts to obtain listing on an expedited basis in Standard and Poor's Corporation Records or such other recognized securities manuals for which it may qualify for listing, and the Company shall use its reasonable best efforts to maintain such listings for at least five (5) years after the Closing Date. The Company further agrees at any time during the five (5) year period following the Closing Date, to engage within sixty (60) days of a written request by the Representative, the services of an investor relations firm reasonably acceptable to the Representative, which will act as investor relations liaison during such five (5) year period, which spokesperson is not required to be the same person during the duration of the five (5) year period, to consult with and advise the Company regarding communications and relations with stockholders and the financial and investment communities.

            (i) SECTION 11(A) EARNINGS STATEMENT. The Company will make generally available to its stockholders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement in reasonable detail covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Representative in writing when such statement has been so made available and will furnish the Representative with a true and correct copy thereof.

            (j) INFORMATION TO THE REPRESENTATIVE. The Company will, for a period of five years from the Closing Date, deliver to the Representative copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange or Nasdaq pursuant to the requirements of such exchange or Nasdaq or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representative similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. The Company will also use its best efforts to cause its officers, directors and beneficial owners of 10% or more of any of its registered securities to deliver to the Representative a copy of any of the Commission Forms 3, 4, and 5 filed with the Commission and the Company shall deliver to the Representative copies of all such forms received by it.

            (k) USE OF PROCEEDS. The Company shall apply the net proceeds of the sale of the Securities sold by it in accordance with the statements under the caption "Use of Proceeds" in the Prospectus. The Company shall not apply any portion of the proceeds of the offering to pay any amount to any officer, director, or 5% stockholder of the Company.

            (l) RESTRICTIONS ON SALES. Except for offers and sales of Common Stock in connection with stock option or other stock-based plans described in the Registration Statement or upon exercise of the Warrants, for a period of six
(6) months from the Effective Date the Company shall not sell or otherwise dispose of any Common Stock (or securities convertible into or exercisable for Common Stock) of the Company or any subsidiary of the Company without the Representative's prior written consent. The Company shall cause each of its officers, directors, and five percent (5%) stockholders listed on Schedule III hereto to agree in writing that such person will not, during the six-month period immediately following the Effective Date, offer, pledge, sell (which term includes a short sale or sale against the box), contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company's Common Stock, without the Representative's prior written approval. The Company shall furnish the Representative with an executed copy of each such agreement in the form attached as Exhibit "A" hereto (the "Lock-up Agreements").

            (m) INSPECTION OF DOCUMENTS. Through and including the Option Closing Date, the Company has made and shall make original documents and other information relating to the Company's affairs available upon request to the Underwriters and to their counsel at the Company's office for inspection and copies of any such documents will be furnished upon request to the Underwriters and to their counsel. Included within the documents made available have been at least the Certificate of Incorporation and all amendments thereto, the Bylaws and all amendments thereto, minutes of all of the meetings of the incorporators, directors and stockholders, all financial statements and copies of all Contracts to which the Company or its Subsidiaries is a party or in which the Company or its Subsidiaries has an interest.

            (n) TRANSFER AND WARRANT AGREEMENT. The Company has appointed Continental Stock Transfer & Trust Company as the Company's transfer and warrant agent.

Unless the Representative otherwise consents in writing, the Company will continue to retain a transfer and warrant agent reasonably satisfactory to the Representative for a period of five years following the Closing Date. The Company will make arrangements to have available at the office of the transfer and warrant agent sufficient quantities of the Company's Common Stock and Warrant certificates as may be needed for the quick and efficient transfer of the Securities as contemplated hereunder and for the five-year period following the Closing Date.

            (o) REPRESENTATIVE'S PURCHASE OPTION. At the Closing, the Company shall, for an aggregate of $100, deliver to the Representative the Representative's Purchase Option in the form attached hereto as Appendix "B" to purchase an aggregate of 240,000 shares of Common Stock. The Representative's Purchase Option will be exercisable for a four-year term, commencing one year from the Effective Date of the offering, at an exercise price equal to 165% of the Initial Price of the Firm Securities. The Representative's Purchase Option shall not be redeemable by the Company.

            (p) INDEPENDENT DIRECTORS. The Company shall, for a period of two years after the Effective Date, cause at least three persons who are reasonably acceptable to the Representative and who are not otherwise "affiliated" with the Company to serve as directors of the Company (the "Outside Directors"). Furthermore, for a period of two years after the Closing Date the Company shall cause at least one Outside Director to serve as the chair of each committee of the Company's Board of Directors. For purposes of this Section 4(p), a person shall be deemed to be "affiliated" with the Company if (i) that person is an employee or officer (other than Chairman of the Board of the Company) of the Company or (ii) that person, directly or indirectly, beneficially owns (as defined in Rule 13d-3 under the Exchange Act) 5% or more of the Company's Common Stock or (iii) that person is an employee, officer, director, or beneficial owner of 5% or more of any person that, directly or indirectly, beneficially owns 5% or more of the Company's Common Stock. The Representative agrees that, as of the date of this Agreement, Yip Loi Lee, Robert A. Grimes, and Dennis W. Elliott meet the definition of Outside Directors for purposes of this Section 4(p).

            (q) UNDERTAKINGS. The Company will comply with the provisions of all undertakings contained in the Registration Statement or made in connection with any application to register or qualify any of the Securities under state securities or Blue Sky laws.

            (r) KEY PERSON LIFE INSURANCE. The Company shall use its best efforts to obtain on or before the Closing Date and to maintain thereafter for the lesser of (i) three years, or (ii) the term of their respective employment with the Company, key person life insurance policies insuring the lives of Robert L. Fitting and Steven W. Eymann, with the Company named as sole beneficiary, in a policy amount of not less than $1,000,000 and $500,000, respectively.

         5. COSTS AND EXPENSES. The Company will pay all costs, expenses, and fees in connection with the offering or incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: (a) all expenses (including any transfer taxes) incurred in connection with the delivery to the several Underwriters of the Securities sold hereunder; (b) all fees and expenses (including, without limitation, fees, disbursements, and expenses of the Company's accountants, counsel, and other experts, but excluding fees and expenses of counsel for the Underwriters) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements included or incorporated by reference therein and all amendments and exhibits thereto), Preliminary Prospectuses, and the Prospectus as amended or supplemented, this Agreement, the Warrant Agreement, the Representative's Purchase Option, and other underwriting documents including Underwriters' Questionnaires, Underwriters' Power of Attorney, Blue Sky Memoranda, Agreement Among Underwriters, Selected Dealers' Agreement, Invitation Telecopy, and any letters transmitting the offering materials to the Underwriters or selling group members (including costs of mailing and shipment), the stock and warrant certificates, and any supplements or amendments thereto; (c) all Blue Sky and other regulatory filing fees and fees and disbursements of counsel to the Company and counsel to the Underwriters incurred in connection with the qualification of the Securities and their components under the applicable state securities laws; (d) filing and listing fees of the Commission, NASD, Nasdaq, and any other similar entity in connection with the offering; (e) the cost of printing certificates representing the Securities comprising the Units and issuable upon the exercise of the Warrants; (f) the fees, disbursements, costs, and charges of any transfer agent, warrant agent, and registrar; (g) the costs of advertising (such as "tombstone ads"), including but not limited to the cost of placing a tombstone ad in The Wall Street Journal, as well as any other advertising undertaken at the Company's request; (h) the costs of preparing, printing, and distributing two bound volumes to each of the Representative and its counsel; (i) all costs of holding informational meetings and "road shows;" and (j) all other costs and expenses incident to the performance of its obligations under this Agreement that are not otherwise provided for in this Section 5. The Company shall use a printer and warrant agent acceptable to the Representative. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company. The Company shall pay to the Representative a non-accountable expense allowance of two and one half percent (2 1/2%) of the gross amount raised hereunder, including upon the sale of any Option Securities, payable at the closing(s). The Company has advanced, on a nonaccountable basis, Ten Thousand Dollars ($10,000.00) to the Representative on or before the date hereof (the "Deposit"), which shall be credited to the allowance noted above. This expense allowance is in addition to the Underwriters' discount. The Underwriters shall be responsible for the fees and disbursements of their counsel, except for the fees and costs of such counsel incurred in connection with the qualification of the Securities and their components under the applicable state securities laws as otherwise noted in this Section 5. The Company shall not be required to pay for any of the Underwriters' other expenses, except that if this offering shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 6 hereof, except if such termination is caused by the failure of the condition set forth in Section 6(e) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, then the Company shall reimburse the several Underwriters for out-of-pocket expenses, including fees and disbursements of counsel, incurred in connection with investigating, marketing, and proposing to market the Securities or in contemplation of performing their obligations hereunder, up to a maximum of Thirty Thousand Dollars ($30,000.00). The Deposit shall be credited against any such payment. In the event that this offering shall not be consummated or this Agreement is terminated as described in the preceding sentence and the Deposit exceeds the Underwriters' out-of-pocket expenses, the Representative shall promptly refund such excess to the Company.

         6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

            (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have become effective not later than 5:30 p.m., Eastern time, on the date of this Agreement, or such later date and time as may be consented to in writing by the Representative (the "Effective Date"). No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the best knowledge of the Company, after due inquiry, shall be contemplated by the Commission or any state securities commission. Any request of the Commission or any such authorities for additional information to be included in the Registration Statement or Prospectus or otherwise shall have been complied with to the reasonable satisfaction of counsel for the Representative.

            (b) REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH AGREEMENT. The representations and warranties of the Company in this Agreement shall be true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Option Closing Date, as the case may be, and the Company shall have complied with all the agreements and satisfied all the obligations required to be performed or satisfied by it at or prior to the Closing Date or the Option Closing Date, as the case may be.

            (c) NO UNTRUE STATEMENTS. The Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated or incorporated by reference therein by the Act and the Rules and Regulations and in all respects shall conform to the requirements of the Act and the Rules and Regulations. The Registration Statement and the Prospectus and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, since the Effective Date, there shall not have occurred any event required to be set forth in an amended or supplemented Prospectus that has not been so set forth (except any such statement or omission based upon information furnished in writing by or on behalf of any Underwriter through the Representative for inclusion in the Registration Statement).

            (d) NO MATERIAL CHANGE. Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, as they have been amended or supplemented, and except as set forth or contemplated in the Prospectus (i) there has not been any material adverse change or any development involving the likelihood of a future material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries, considered as a whole, or the earnings, business affairs, management, or business prospects of the Company and its Subsidiaries, considered as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into by the Company or any of its Subsidiaries, other than transactions in the ordinary course of business or transactions specifically described in the Registration Statement and Prospectus as it may be amended or supplemented, (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its businesses or properties from strike, fire, flood, windstorm, accident or other calamity, (iv) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distribution with respect to the Company's capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal of or interest on any outstanding debt obligations, (v) there has not been any change in the capital stock (other than the sale of the Securities or the exercise of outstanding stock options or warrants as described in the Registration Statement) or material increase in indebtedness of the Company and its Subsidiaries, considered as a whole, and (vi) there have been no actions, suits, proceedings or investigations pending before any arbitrator, court or regulatory, governmental or administrative agency, authority or body or, to the knowledge of the Company, threatened, to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is the subject and which, if adversely decided, could have a material adverse affect on the business, property, condition (financial or otherwise), results of operations or general affairs of the Company, and there shall have been no material adverse development in any such suits, actions, proceedings or investigations. Neither the Company nor any of its Subsidiaries has any material contingent obligation that is not disclosed in the Registration Statement and Prospectus (or contained or incorporated by reference in the financial statements or related notes thereto), as such may be amended or supplemented.

            (e) NASD. The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Securities by the Underwriters. No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, or the Option Closing Date, as the case may be, for any member firm of the NASD to execute transactions (as principal or as agent) in the Securities and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the best of the Underwriters' or the Company's knowledge, shall be contemplated by the Commission or the NASD. Each of the Company and the Representative represents at the date of this Agreement, and shall represent as of the Closing Date or Option Closing Date, as the case may be, that it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

            (f) OPINION OF COMPANY COUNSEL. The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Dorsey & Whitney LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                (i) The Company and ComStream Corp. ("ComStream") (A) have been duly incorporated and are validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation, with full corporate power and corporate authority to own or lease their respective properties and to conduct their respective businesses as described in the Registration Statement and Prospectus, and (B) to such counsel's knowledge are duly qualified as a foreign corporation to transact business in all jurisdictions in which the conduct of their respective businesses requires such qualification, except where the failure to qualify would not have a material adverse affect upon the business or financial condition of the Company or ComStream.

                (ii) The issued shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, except as described in the Registration Statement and the Prospectus, are owned of record and beneficially by the Company.

                (iii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; all of the outstanding shares of Common Stock of the Company issued subsequent to December 16, 1994 (A) have been duly authorized and validly issued and are fully paid and nonassessable, (B) conform to the description set forth in the Prospectus, (C) do not have any, and to such counsel's knowledge were not issued in violation of any, preemptive rights under the Company's Certificate of Incorporation or Bylaws or any other agreement known to such counsel, and (D) to such counsel's knowledge, have been issued in compliance with all federal and state securities laws.

                (iv) The Company has authorized and reserved for issuance the shares of Common Stock issuable (A) upon exercise of all outstanding options or warrants (other than the Warrants) in accordance with the terms of the applicable options or warrants, (B) upon exercise of the Warrants, pursuant to the terms of the Warrants and the Warrant Agreement, and (C) upon exercise of the Representative's Purchase Option. All of the Securities to be issued and sold by the Company pursuant to this Agreement, the Warrant Agreement, and the Representative's Purchase Option have been duly authorized and, when issued and paid for as contemplated herein or upon exercise of the Warrants or the Representative's Purchase Option, will be validly issued, fully paid and nonassessable. Further, (X) to such counsel's knowledge no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale or exercise thereof; (Y) to such counsel's knowledge no stockholder of the Company has any right pursuant to any agreement which has not been waived or honored to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated herein; and (Z) no further approval or authority of the stockholders or the Board of Directors of the Company is required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

                (v) The certificates evidencing the Securities to be delivered hereunder are in due and proper form under New York law and the Securities conform in all material respects to the description thereof contained in the Prospectus.

                (vi) The Registration Statement has become effective under the
            Act and no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act and nothing has come to such counsel's attention to lead them to believe that such proceedings are contemplated; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

                (vii) The Registration Statement, all Preliminary Prospectuses,
            the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements, schedules, and other financial and statistical information included or incorporated by reference therein).

                (viii) Such counsel (i) requested that the Company provide it with copies of all Contracts; (ii) met with officers of the Company to discuss whether all Contracts were in fact delivered to such counsel; and (iii) reviewed all Contracts that were so delivered, and discussed the materiality of such Contracts to the Company and its business with officers of the Company, to determine whether such Contracts were required to be filed or incorporated by reference as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus as required under the Act and the Rules and Regulations. Based upon the foregoing procedures, such counsel does not know of any Contracts of a character required to be filed or incorporated by reference as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or incorporated by reference or described as required, and each description of such Contracts that is included in the Registration Statement or the Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.

                (ix) To the best of such counsel's knowledge, there is no action or suit pending before any court of the United States or any foreign jurisdiction of a character required to be disclosed in the Prospectus pursuant to the Act and the Rules and Regulations; to the best of such counsel's knowledge, there is no action, suit or proceeding threatened against the Company or any of its Subsidiaries before any U.S. or foreign court or regulatory, governmental or administrative agency or body or arbitral forum of a character required to be disclosed in the Prospectus pursuant to the Act and the Rules and Regulations; to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or agency or arbitral forum of a character required to be disclosed in the Prospectus pursuant to the Act and the Rules and Regulations, in each case which is not so disclosed in the Prospectus.

                (x) The execution and performance of this Agreement, the Warrant
            Agreement, and the Representative's Purchase Option and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in the breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any Contract to which the Company or ComStream is a party or by which the Company or ComStream or any of their respective properties may be bound or affected, except where such breach, violation or default would not have a material adverse effect on the business or financial condition of the Company or ComStream, or violate any of the provisions of the Certificate of Incorporation or Bylaws of the Company or ComStream or, to the best of such counsel's knowledge, violate any statute, judgment, decree, order, rule or regulation known to such counsel or any court or of any governmental, regulatory or administrative body or agency or arbitral forum having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties.

                (xi) Neither the Company nor any of its Subsidiaries is in
            violation or default under any provision of any of their respective Certificate of Incorporation or Bylaws.

                (xii) The Company has the legal right, power, and authority to enter into this Agreement, the Warrant Agreement, and the Representative's Purchase Option on behalf of itself and to perform the transactions contemplated hereby and thereby. Each of this Agreement, the Warrant Agreement, and the Representative's Purchase Option has been duly authorized, executed, and delivered by the Company. Each of this Agreement, the Warrant Agreement, and the Representative's Purchase Option is the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, subject to customary exceptions for bankruptcy, insolvency, and equitable principles, except to the extent that the enforceability of the indemnification provisions of this Agreement and the Representative's Purchase Option may be limited by consideration of public policy under federal and state securities laws.

                (xiii) To the best of such counsel's knowledge, all approvals, consents, orders, authorizations, designations, registrations, permits, qualifications, licenses, declarations or filings by or with any regulatory, administrative or governmental body necessary in connection with the execution and delivery by the Company of this Agreement, the Warrant Agreement, and the Representative's Purchase Option and the consummation of the transactions herein and therein contemplated (other than as may be required by the NASD or state securities or "Blue Sky" laws and regulations, as to which such counsel need express no opinion) have been obtained or made and are in full force and effect.

                (xiv) No transfer taxes are required to be paid under New York state law in connection with the sale and delivery of the Securities to the Underwriters hereunder.

                (xv) Upon the Closing, the Company will be classified as a "C"
            corporation with the Internal Revenue Service.

         As to factual matters, such counsel may rely on certificates obtained from directors and officers of the Company, its stockholders, and from public officials. Matters stated to counsel's knowledge shall be made after due and diligent inquiry of the attorneys in such firm who have given substantive attention to representation of the Company in connection with this public offering, and the opinion shall so note that requirement. In addition to the matters set forth above, the Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, a letter from Dorsey & Whitney LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, substantially in the form as set forth in Exhibit C attached hereto. Such counsel shall permit Greenberg Traurig, LLP, to rely upon the opinions and letters required by this Section 6(f) in rendering its opinion under Section 6(h).

            (g) Opinion of Special Company Counsel. The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Rackinsons Solicitors, special counsel for ComStream UK Limited, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, substantially to the effect that:

                (i) ComStream UK Limited (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and corporate authority to own or lease its properties and to conduct its business as described in the Registration Statement and Prospectus, and (B) is duly licensed or qualified as a foreign corporation to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to qualify would not have a material adverse affect upon the business or financial condition of the Company and its Subsidiaries, considered as a whole.

                (ii) The issued shares of capital stock of ComStream UK Limited have been duly authorized and validly issued and are fully paid and nonassessable.

            (h) OPINION OF REPRESENTATIVE'S COUNSEL. The Representative shall have received from Greenberg Traurig, LLP, counsel for the Representative, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect that: (i) the Company is a validly organized and existing corporation under the laws of the State of New York; (ii) to the best of such counsel's knowledge, the Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; to the best of such counsel's knowledge, the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; all of the Securities conform to the description thereof contained in the Prospectus; the Securities to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; and to the best of such counsel's knowledge, no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof; (iii) the Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act; (iv) the

Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules, and other financial or statistical information included or incorporated by reference therein); and (v) this Agreement has been duly authorized, executed and delivered by the Company. In rendering such opinion, Greenberg Traurig, LLP may rely as to all matters governed other than by federal laws on the opinion of counsel referred to in Section 6(f). In addition to the matters set forth above, such opinion shall also include a statement to the effect that they have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Prospectus or any amendment thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules, and other financial information included or incorporated by reference therein). With respect to such statement, Greenberg Traurig, LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

            (i) BLUE SKY MEMORANDUM. The Representative and the Company shall have received from Greenberg Traurig, LLP, at or prior to the Closing Date, a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Securities under the state securities or Blue Sky laws of such jurisdictions as the Representative may have designated to the Company.

            (j) ACCOUNTANTS' LETTERS. The Representative shall have received on the date hereof and on the Closing Date and the Option Closing Date, as the case may be, a signed letter from each of KPMG LLP and Deloitte & Touche LLP, auditors for the Company, dated the date hereof, the Closing Date, and the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representative on the dates noted above the following matters:

                (i) They are independent public accountants with respect to the
            Company within the meaning of the Act and the applicable Rules and Regulations.

                (ii) The consolidated financial statements and schedules
            included in the Registration Statement and Prospectus or incorporated by reference therein and covered by their reports therein set forth comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations.

            In addition to the matters set forth under clauses (i) and (ii) above, the signed letters from KPMG LLP dated the date hereof, the Closing Date, and the Option Closing Date, as the case may be, also shall confirm, on the basis of a review in accordance with the procedures set forth in each such letter signed by such firm the following matters:

                (X) On the basis of procedures (but not an examination in
            accordance with generally accepted auditing standards) consisting of a reading of the minutes of meetings and consents of the stockholders and Board of Directors of the Company and the committees of such board subsequent to September 30, 1999, as set forth in the minute books of the Company, inquiries of officers and other employees of the Company who have responsibilities for financial and accounting matters with respect to transactions and events subsequent to September 30, 1999, and such other specified procedures and inquires to a date not more than five days prior to the date of such letter, nothing has come to their attention which in their judgment would indicate that (A) with respect to the period subsequent to September 30, 1999, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and, as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or payment or declaration of any dividend or other distribution, or decrease in net current assets, total assets or net stockholder's equity, in each case as compared with the amounts shown in the most recent audited consolidated financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter or (B) during the period from September 30, 1999, to the date of the most recent available monthly unaudited consolidated financial statements of the Company and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter.

                (Y) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company set forth in or incorporated by reference into the Registration Statement and the Prospectus, which have been specified by the Representative, to the extent that such amounts, numbers, and percentages and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified reasonings, inquiries, and other appropriate procedures specified by the Representative (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter heretofore delivered, and found them to be in agreement.

                (Z) Such other matters as may be reasonably requested by the
            Underwriters. All such letters shall be in form and substance satisfactory to the Representative and its counsel.

            (k) OFFICERS' CERTIFICATES. The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them jointly and severally represents as follows:

                (i) The Registration Statement has become effective under the
            Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to the best of their knowledge, after due inquiry, contemplated or threatened by the Commission or any state securities commissions.

                (ii) They do not know of any investigation, litigation, or proceeding instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; they do not know of any Contract or other document required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct in all material respects as of the Closing Date or the Option Closing Date, as the case may be, as if such representations and warranties were made as of such date.

                (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were and are correct, in all material respects, and such Registration Statement and Prospectus do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in their opinion, since the effective date of the Registration Statement, no event has occurred which should be set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

            (l) EXCHANGE ACT REGISTRATION AND NASDAQ LISTING. On each of the Effective Date, the Closing Date, and the Option Closing Date, each of the Common Stock and the Warrants shall be (i) registered under Section 12(g) of the Exchange Act, and (ii) listed for trading on the Nasdaq SmallCap Market.

            (m) LOCK-UP AGREEMENTS. The Representative shall have received the Lock-up Agreements, in form and substance satisfactory to the Representative, as required by Section 4(l) of this Agreement.

            (n) OTHER AGREEMENTS. The Company shall have executed and delivered to the Representative the Warrant Agreement and the Representative's Purchase Option.

            (o) FURTHER ASSURANCES. The Company shall have furnished to the Representative such further certificates and documents confirming the representations, warranties and covenants contained herein and related matters as the Representative may reasonably have requested.

         The opinions, certificates, and other documents described in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all respects satisfactory to the Representative and to Greenberg Traurig, LLP, counsel for the Representative.

         If any of the conditions herein provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8. INDEMNIFICATION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Underwriter and its respective affiliates, directors, officers, partners, employees, agents, counsel, and representatives, (collectively, "Underwriter Parties") against any losses, claims, damages or liabilities to which such Underwriter Parties or any one or more of them may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any failure by the Company or any of its affiliates, directors, officers, employees, agents, counsel, and representatives (collectively, the "Company Parties") to perform any obligation hereunder or any other agreement among any of the Company Parties and any of the Underwriter Parties, (ii) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse each Underwriter Party for any legal or other expenses incurred by such Underwriter Party in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (X) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Prospectus or Preliminary Prospectus and in the section thereof entitled "Underwriting"), and (Y) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter Party from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability that the Company may otherwise have.

            (b) INDEMNIFICATION BY THE UNDERWRITERS. Each Underwriter will severally indemnify and hold harmless the Company Parties against any losses, claims, damages or liabilities to which the Company Parties or any one or more of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any failure by the Underwriter Parties to perform any obligations hereunder or any other agreement among any of the Underwriter Parties and any of the Company Parties, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, or any amendment or supplement thereto, or (iii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expense reasonably incurred by the Company Parties in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through such Underwriter specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information set forth under the heading "Underwriting" in the Prospectus, except for the information on pages 58 and 59 of the Prospectus relating to determination of the public offering price of the Units and lack of assurance that an active trading market will develop for any of the Securities. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

            (c) CLAIMS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or 8(b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to Sections 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) CONTRIBUTION. If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting fees, discounts, and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (e) CONSENT TO VENUE AND SERVICE OF PROCESS. In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him, her, or it by any other contributing party, and consents to the service of such process and agrees that any other contributing party may join him, her, or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Securities that such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or the failure to occur of a condition precedent to the closing), the Representative on behalf of the Underwriters, shall use its best efforts to procure as soon as possible but not later than five business days thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, that the defaulting Underwriter or Underwriters failed to purchase. If during such period the Representative shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters then (a) if the aggregate number of Securities with respect to which such default shall occur does not exceed 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, to take up and pay for (in the respective proportions that the aggregate amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all such other Underwriters) the Firm Securities or Option Securities, as the case may be, that such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Securities with respect to which such default shall occur exceeds 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the Company or the Representative on behalf of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or the Company, except to the extent provided in Section 8 and Section 5 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as the Representative may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this
Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied, or telegraphed and confirmed as follows: if to the Underwriters, to HD Brous & Co., Inc., 40 Cuttermill Road, Great Neck, New York 11021; Telephone: (516) 773-1800;
Fax: (516) 773-1829; Attention: Mr. Howard D. Brous, with a copy to Greenberg Traurig, LLP, One East Camelback Rd., Suite 1100, Phoenix, Arizona 85012-1656;
Telephone: (602) 263-2300; Fax: (602) 263-2350; Attention: Robert S. Kant, Esq.; if to the Company, to Radyne ComStream Inc., 3138 E. Elwood Street, Phoenix, Arizona 85034; Telephone: (602) 437-9620; Fax: (602) 437-4811; Attention: Robert
C. Fitting, Chief Executive Officer, with a copy to Dorsey & Whitney, 250 Park Avenue, New York, New York 10177; Telephone: (212) 415-9311; Fax: (212) 953-7201; Attention: John B. Wade, III, Esq.

         11.TERMINATION. This Agreement may be terminated by the Representative by notice to the Company as follows:

            (a) at any time prior to the earlier of (i) the time the Securities are released by the Representative for sale by notice to the Underwriters, or
(ii) 11:30 a.m., New York time, on the first business day following the date of this Agreement; or

            (b) at any time prior to the Closing itself if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, including a material decline in the price of Company's Common Stock on or prior to the Closing Date; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets or economic conditions would, in reasonable judgment of the Representative, make the offering or delivery of the Securities impracticable; (iii) suspension of trading in securities on the New York Stock Exchange, Inc. or the Nasdaq Stock Market, Inc. or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on such exchange or trading market; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the reasonable opinion of the Representative materially and adversely affects or will materially or adversely affect the business or operations of the Company; (v) declaration of a banking moratorium by either federal or New York authorities; or (vi) the taking of any action by any federal, state, local, or foreign government or agency in respect of its monetary or fiscal affairs that in the reasonable opinion of the Representative has a material adverse effect on the securities markets in the United States or the prospects of the Company; or

            (c) as provided in Sections 6 and 9 of this Agreement.

         This Agreement also may be terminated by the Representative, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Securities, upon the occurrence at any time at or prior to the Option Closing Date of any of the events described in Section 11(b) above or as provided in Sections 6 and 9 of this Agreement.

         12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the Underwriter Parties and Company Parties referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

         13. MISCELLANEOUS. The reimbursement, indemnification, and contribution agreements contained in Sections 5 and 8 of this Agreement and the representations and warranties contained in Section 1 of this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter Party, or by or on behalf of any Company Party, and (c) delivery of and payment for the Securities under this Agreement.

         This Agreement and any notices delivered hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any and all notices may be delivered by telecopy and shall be effective upon receipt, with the original of such document to be deposited promptly in the U.S. Mail.

         This Agreement and all disputes and controversies relating hereto or in connection with the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

         If the foregoing agreement is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                                     Very truly yours,

                                                     RADYNE COMSTREAM INC.

                                                     By:________________________
                                                        Robert C. Fitting,
                                                        Chief Executive Officer

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of____________, 2000.

HD Brous & Co., Inc.
As Representative of the
several Underwriters listed
on Schedule I

HD Brous & Co., Inc.

By:_____________________________________
   Howard D. Brous,
   Chairman

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS


UNDERWRITER                                  NUMBER OF FIRM SECURITIES TO BE PURCHASED
-----------                                  -----------------------------------------
HD Brous & Co., Inc.
Miller Johnson Kuehn
American Fronteer Financial Corp
Solid ISG



                                                         ---------
                  Total                                  2,400,000


                                   SCHEDULE II

                                  SUBSIDIARIES

ComStream Corp.
ComStream UK Limited*
ComStream Israel*




---------------
*        Wholly owned subsidiary of ComStream Corp.

                                  SCHEDULE III

                    OFFICERS, DIRECTORS, AND STOCKHOLDERS WHO
                          SHALL SIGN LOCK-UP AGREEMENTS




Robert C. Fitting
Steven W. Eymann
Garry D. Kline
Ming Seong Lim
Yip Loi Lee
Kum Chuen Tang
Robert A. Grimes
Dennis W. Elliott
Stetsys Pte Ltd
Stetsys US, Inc.

                                    EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT

_______________, 2000

HD Brous & Co., Inc.
As Representative of the Several Underwriters
c/o HD Brous & Co., Inc.
40 Cuttermill Road
Great Neck, New York  11021

         RE: RADYNE COMSTREAM INC. (THE "COMPANY")

Ladies & Gentlemen:

         The undersigned is or may become an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Units consisting of Common Stock and Warrants (the "Offering") for which you will act as the representative of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of HD Brous & Co., Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract, or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for, or convertible into, shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date six (6) months after the date of the Prospectus. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of

Common Stock, or securities convertible into, or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

         With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

         This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.




By:
    ______________________________
     (Print name of stockholder)



Signature: _______________________

Indicate how shares held: ________
__________________________________
__________________________________
__________________________________
(indicate capacity of person signing if
signing as custodian, trustee, or on behalf of an entity)

                                    EXHIBIT B

                                     FORM OF
                        REPRESENTATIVE'S PURCHASE OPTION


          Void after 5:00 p.m. New York Time, on ______________, 2005.

               Option to Purchase 240,000 Shares of Common Stock.




                        REPRESENTATIVE'S PURCHASE OPTION

                                       OF

                              RADYNE COMSTREAM INC.




                  This is to certify that, FOR VALUE RECEIVED, HD BROUS & CO., INC., or assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Option, from RADYNE COMSTREAM INC., a New York corporation (the "Company"), 240,000 fully paid, validly issued, and nonassessable shares of the Company's Common Stock, par value $.002 per share ("Common Stock") at a price of $__________ per share at any time or from time to time during the period from ____________, 2001 to ____________, 2005, but not later than 5:00
p.m. New York City Time, on ____________, 2005. The number of shares of Common Stock to be received upon the exercise of this Option and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Option, together with options of like tenor, constituting in the aggregate options (the "Options") to purchase 240,000 shares of Common Stock, was originally issued pursuant to an underwriting agreement between the Company and HD Brous & Co., Inc. ("Brous"), in connection with a public offering through Brous of 2,400,000 shares of Common Stock and warrants to purchase 2,400,000 shares of Common Stock, in consideration of $100 for the Options.

1.       EXERCISE OF OPTION.

(a) This Option may be exercised in whole or in part at any time or from time to time on or after ____________, 2001 and until ____________, 2005 (the "Exercise Period"), subject to the provisions of Section 10(b) hereof; provided, however, that (i) if ------------- either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's stockholders, prior to

     ____________, 2005, the Holder shall have the right to exercise this Option commencing at such time through ____________, 2005 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Option might have been exercisable immediately prior thereto. This Option may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form attached as Exhibit A hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such form. As soon as practicable after each such exercise, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Option Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Option should be exercised in part only, the Company shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder thereof to purchase the balance of the Option Shares purchasable thereunder. Upon receipt by the Company at its office, or by the stock transfer agent of the Company at its office, of this Option in proper form for exercise, together with the payment of the Exercise Price or the "Notice of Exchange" specified in Section 1(b), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

(b) At any time during the Exercise Period, the Holder may, at its option, exchange this Option, in whole or in part (an "Option Exchange"), into the number of Option Shares determined in accordance with this Section 1(b), by surrendering this Option at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Option Shares to be exchanged, and the date on which the Holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of Option Shares (rounded to the next highest integer) equal to (i) the number of Option Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Option Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth Section 3 below, except that for purposes hereof, the date of exercise, as used in such
     Section 3, shall mean the Exchange Date.

2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Options.

3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

(a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

(b) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the OTC Bulletin Board or the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Option; or

(c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Option, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF OPTION. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Option is not transferable (other than by will, pursuant to the laws of descent and distribution, or by the operation of law) and may not be assigned, transferred, or hypothecated except to officers and employees of Brous who are also shareholders of Brous. Upon surrender of this Option to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form attached as Exhibit B hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be cancelled. This Option may be divided or combined with other Options that carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Options are to be issued and signed by the Holder hereof. The term "Option" as used herein includes any Options into which this Option may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company will execute and deliver a new Option of like tenor and date.

5. RIGHTS OF THE HOLDER. Until the Holder exercises this Option pursuant to Section 1, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Option and are not enforceable against the Company except to the extent set forth herein.

6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Options shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Whenever the Exercise Price payable upon exercise of each Option is adjusted pursuant to Section 6(a) above, the number of Option Shares purchasable upon exercise of this Option shall simultaneously be adjusted by multiplying the number of Option Shares initially issuable upon exercise of this Option by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 6(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Options).

(d) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Option Shares issuable upon exercise of each Option, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Company's records, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e) In the event that at any time, as a result of an adjustment made pursuant to Section 6(a) above, the Holder of this Option thereafter shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a) to 6(d), inclusive above.

(f) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Option, Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Options initially issuable pursuant to this Agreement.

7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with - its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of an Option executed and delivered pursuant to Section 1 and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

8.       NOTICES TO OPTION HOLDERS. So long as this Option shall be outstanding,
     (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Option at any time prior to the expiration of the Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section 9 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 6 hereof.

10.      REGISTRATION UNDER THE SECURITIES ACT OF 1933.

(a) The Company shall advise the Holder of this Option or of the Option Shares or any then holder of Options or Option Shares (such persons being collectively referred to herein as "Holders") by written notice at least thirty (30) days prior to the filing of any post-effective amendment to the Company's Registration Statement No. 333-90731 on Form S-2 ("Registration Statement"), declared effective by the Securities and Exchange Commission on ____________, 2000 or of any new registration statement (other than a Form S-8 or Form S-4 or a successor form) or post-effective amendment thereto under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of six years, commencing one year from the effective date of the Registration Statement, upon the request of any such Holder, include in any such post-effective amendment or registration statement such information as may be required to permit a public offering of the Option Shares. The Company shall supply prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Option Shares, use its reasonable best efforts to qualify the Option Shares for sale in such states as any such Holder shall reasonably designate and do any and all other acts and things which may be reasonably necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Option Shares, and furnish indemnification in the manner as set forth Section 10(c)(iii). Such Holders shall furnish information and indemnification as set forth in Section 10(c)(iv), except that the maximum amount which may be recovered from the Holder shall be limited to the amount of net proceeds received by the Holder from the sale of the Option Shares. The Company's obligations to include the Option Shares in a public offering under this Section 10(a) shall be subject to the provisions of Section 10(f), below.

(b) If any majority holder (as defined in Section 10(d) below) shall give notice to the Company at any time during the four-year period commencing one year from the effective date of the Registration Statement to the effect that such holder contemplates (i) the transfer of all or any part of his, her, or its Option Shares, or (ii) the exercise and/or conversion of all or any part of his, her, or its Options and the transfer of all or any part of the Option Shares under such circumstances that a public offering (within the meaning of the Act) of Option Shares will be involved, and desires to register under the Act the Option Shares, then the Company shall, within sixty (60) days after receipt of such notice, prepare and file a post-effective amendment to the Registration Statement or a new registration statement on Form S-1, S-3 or such other form as the holder requests and for which the Company and the proposed transaction qualify, pursuant to the Act, to the end that the Option Shares may be sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become effective and continue to be effective (including the taking of such steps as are necessary to obtain the removal of any stop order) for the lesser of (A) 180 days or (B) the date on which the holder has advised the Company that all of the Option Shares have been sold; provided that such Holders shall furnish the Company with appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing. Subject to applicable state law, in the event the registration statement is not declared effective under the Act within 180 days after the majority holder first gives notice to the Company of his, her, or its desire to register Option Shares under the Act, then at the Holders' request, the Company shall purchase the Options from the Holders for a per share price equal to the fair market value of the Common Stock less the per share Exercise Price. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration of Option Shares pursuant to this
     Section 10(b) a certificate signed by the President of the Company stating that a Blackout Period (as defined in Section 10(e)) is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period. The Holder may, at its option, request the registration of the Option Shares in a registration statement made by the Company as contemplated by Section 10(a) or in connection with a request made pursuant to this Section 10(b) prior to the acquisition of the Option Shares upon exercise of the Option and even though the Holder has not given notice of exercise of the Option. If the Company determines to include securities to be sold by it in any registration statement originally requested pursuant to this Section 10(b), such registration shall instead be deemed to have been a registration under Section 10(a) and not under this Section 10(b). The Holder may thereafter at its option, exercise the Options at any time or from time to time subsequent to the effectiveness under the Act of the registration statement in which the Option Shares were included.

(c) The following provisions of this Section 10 shall also be applicable:

(i) Within ten days after receiving any such notice pursuant to Section 10(b), the Company shall give notice to the other Holders of Options and Option Shares, advising that the Company is proceeding with such post-effective amendment or registration statement and offering to include therein Option Shares of such other Holders, provided that they shall furnish the Company with such appropriate information in connection therewith as the Company shall reasonably request in writing to enable the Company to effect such registration. Following the effective date of such post-effective amendment or registration, the Company shall upon the request of any owner of Options and/or Option Shares forthwith supply such a number of prospectuses meeting the requirements of the Act, as shall be reasonably requested by such owner to permit such Holder to make a public offering of all Option Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information in connection therewith as the Company shall request in writing to enable the Company to effect such registration. The Company shall also use its reasonable best efforts to qualify the Option Shares for sale in such states as such majority Holder shall reasonably designate.

(ii) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Section 10(a) notwithstanding that Option Shares subject to this Option may be included in any such registration. The Company shall also comply with one request for registration made by the majority holder pursuant to Section 10(b) at its own expense and without charge to any Holder of any Options and/or Option Shares; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to
     Section 10(b) if the registration request is subsequently withdrawn at the request of the majority holder, in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses; provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the majority holder at the time of its request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
     Section 10(b). The Company shall comply with one additional request made by the majority holder pursuant to Section 10(b) (and not deemed to be pursuant to Section 10(a)) at the sole expense of such majority holder. Any Holder whose Option Shares are included in any such registration statement pursuant to this Section 10 shall, however, bear the fees of his, her, or its own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Option Shares sold by him, her, or it pursuant thereto.

(iii) The Company shall indemnify and hold harmless each such Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder any Option Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this
     Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such Holder or underwriter within the meaning of such Act provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder, specifically for use in the preparation thereof.

(iv) Each Holder severally, but not jointly, shall indemnify and hold harmless the Company and each person who controls the Company, within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that each Holder will be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof. In no event, however, shall the liability of any Holder for indemnification under this
     Section 10 exceed the net proceeds received by such Holder from the sale of such Holder's Option Shares.

(v) Neither the giving of any notice by any such majority holder nor the making of any request for prospectuses shall impose upon such majority holder making such request any obligation to sell any Option Shares, or exercise any Options.

(d) The term "majority holder" as used in this Section 10 shall include any owner or combination of owners of Options or Option Shares in any combination if the holdings of the aggregate amount of (i) the Options held by him, her, or among them, plus (ii) the Options which he, she, or they would be holding if the Options for the Option Shares (provided such person can demonstrate to the Company's reasonable satisfaction that he, she, or it owns such Option Shares) owned by him, her, or among them had not been exercised, would constitute a majority of the Options originally issued.

(e) The term "Blackout Period" as used in this Section 10 means any period

(i) beginning on the date on which the Company notifies the Holders that the Board of Directors of the Company, in its good faith judgment, has determined that (A) disclosures in the registration statement could have an adverse effect on the Company's ability to engage in a merger, acquisition, or similar transaction, or (B) financial statements with respect to the Company that may be required to utilize a registration statement pursuant to Section 10(b) are unavailable; and

(ii) ending on the date (1) with respect to Section 10(e)(i)(A) above, upon the earliest to occur of (x) the consummation of such merger, acquisition, or similar transaction, (y) the date on which the Company terminates discussions or any definitive agreement with respect to such merger, acquisition, or similar transaction, or (z) 180 days after the date on which the Company notifies the Holders of the Board of Directors' determination pursuant to Section 10(e)(i)(A); and (2) with respect to
     Section 10(e)(i)(B) above, as soon as financial statements sufficient to permit Company to file or permit the utilization of a registration statement under the Act have become available.

(f) In the event the offering in which Option Shares are to be included pursuant to Section 10(a) is to be underwritten, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities (as defined in Section 10(f)(iii), below) as soon as practicable after the Holder's request to have Option Shares included in such offering, as provided for in Section 10(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

(i) no reduction shall be made in the number of shares of capital stock or other securities to be registered for the account of the Company or for the account of any of the Company's securityholders that have the right to require the Company to initiate the registration of such securities; and

(ii) the number of Option Shares and other securities that may be included in the registration, if any, shall be allocated among the Holders of this Option and/or the Option Shares and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company or other securityholders that have the right to require the Company to initiate the registration, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

(iii) "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. When more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

(g) The Company's agreements with respect to Option Shares under this Section 10 shall continue in effect regardless of the exercise and surrender of this Option.

11. OPTIONS NOT REDEEMABLE. Except as otherwise set forth herein, the Company shall not have the right to redeem this Option without the consent of the Holder.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed by a duly authorized officer as of this _____ day of ____________, 2000.


                                       RADYNE COMSTREAM INC.




                                       By: _____________________________________

                                       Its: ____________________________________

                                    EXHIBIT A

                                  PURCHASE FORM



                                                        Dated ____________, ____



                  The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing _______ shares of Common Stock and hereby makes payment of _______ in payment of the actual exercise price thereof.


                                ----------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _______________________________________
(Please typewrite or print in block letters)


Address ______________________________
        ______________________________
        ______________________________



Signature _____________________________

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, _________________________________________
hereby sells, assigns and transfers unto


Name ____________________________________
(Please typewrite or print in block letters)

Address ______________________________
        ______________________________
        ______________________________

the right to purchase Common Stock represented by this Option to the extent of ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________________________ as attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ____________, ____




Signature _____________________________



Signature(s) guaranteed by:*

________________________________
*THE SIGNATURE(S) MUST BE GUARANTEED BY A BANK, SAVINGS AND LOAN ASSOCIATION, STOCKBROKER, OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTY MEDALLION PROGRAM PURSUANT TO SECURITIES EXCHANGE ACT RULE 17Ad-15. NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                        REPRESENTATIVE'S PURCHASE OPTION



                           TO PURCHASE COMMON STOCK OF



                              RADYNE COMSTREAM INC.

                                    EXHIBIT C

                                     FORM OF
                        LETTER FROM DORSEY & WHITNEY, LLP



                              [_____________], 2000



H.D. Brous & Co., Inc.
40 Cuttermill Road
Great Neck, NY 11021

Re: RADYNE COMSTREAM INC.

Ladies and Gentlemen:

         We have acted as counsel to Radyne ComStream, Inc. (the "Company") in connection with the public offering by the Company of units, each unit consisting of one share of the Company's common stock and one warrant to purchase one share of common stock pursuant to the underwriting agreement dated as of _______________ ___, 2000, by and between the Company and H.D. Brous & Co., Inc., as representative of the several underwriters listed in such underwriting agreement (the "Underwriting Agreement"). This letter is being delivered pursuant to Section 6(f) of the Underwriting Agreement. All capitalized terms used herein and not defined herein have the meanings assigned to such terms in the Underwriting Agreement.

         In connection with the preparation of the Registration Statement and the Prospectus we have participated in various discussions and meetings with representatives of the Company, representatives of the Company's independent public accountants and your representatives. We have also examined copies of the documents incorporated by reference into the Registration Statement, and filed as exhibits thereto, certain minutes of meetings of the Board of Directors and shareholders of the Company, as set forth in the Company's minute books, and other documents furnished to us by the Company. Although we assume no responsibility for, and cannot guarantee, the accuracy, completeness or fairness of any of the statements contained in the Registration Statement and the Prospectus, during the course of the above-described procedures, nothing has come to our attention which would cause us to believe that the Registration Statement, or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we make no statement herein as to financial statements and schedules, or other financial information or statistical data and information included or incorporated by reference in the Registration Statement.

         This letter is being furnished to you solely for your benefit in connection with the transactions described in the Underwriting Agreement. This letter may not be relied upon by you for any other purpose, and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                Very truly yours,